UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 10, 2024
AMNEAL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 947-3120
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
In connection with a presentation to be made at an investor conference on January 10, 2024, Amneal Pharmaceuticals, Inc., a Delaware corporation (the “Company”), reaffirmed guidance with respect to the year ended December 31, 2023, which was previously announced on November 7, 2023 in connection with announcing the Company’s third quarter 2023 results:

Net revenue	$2.37 billion - $2.42 billion
Adjusted EBITDA (1)	$540 million - $550 million
Adjusted diluted EPS (2)	$0.51 - $0.58
Operating cash flow (3)	$250 million - $280 million
Capital expenditures	$50 million - $60 million
Weighted average diluted shares outstanding (4)	Approximately 310 million
(1) Includes 100% of Adjusted EBITDA from the AvKARE acquisition.
(2) Accounts for 35% non-controlling interest in AvKARE.
(3) Does not contemplate one time and non-recurring items such as legal settlements and other discrete items.
(4) Assumes (i) the weighted average diluted shares outstanding of class A common stock and (ii) as if all class B common stock was converted to class A common stock as of January 1, 2023.
The Company’s 2023 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, the timing of future product launches, the costs incurred and benefits realized of restructuring activities, and our long-term strategy. The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable measures in accordance with GAAP without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments, legal settlements and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.
The forward-looking statements herein provide projected information based on the Company’s current estimates and expectations and remain subject to change and finalization based on management’s ongoing review of results of the quarter and completion of all year- and quarter-end close processes. The Company cautions investors that if the estimates, expectations or assumptions underlying the forward-looking statements contained herein prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those expressed in, or implied by, these forward-looking statements. Other factors that could cause actual results to differ materially from the forward-looking statements contained herein are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2023, as updated by the subsequent Form 10-Q and periodic filings with the SEC. The Company’s forward-looking statements speak only as of the date that such statements are made, and the Company undertakes no obligation to update forward-looking statements.
Non-GAAP Financial Measures
This Current Report on Form 8-K includes certain non-GAAP financial measures, including adjusted EBITDA and adjusted diluted EPS, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. Adjusted diluted EPS reflects diluted earnings per share based on adjusted net income, which is net income (loss) adjusted to (A) exclude (i) non-cash interest, (ii) GAAP (benefit from) provision for income taxes, (iii) amortization, (iv) stock-based compensation, (v) acquisition, site closure expenses, and idle facility expenses, (vi) restructuring and other charges, (vii) loss on refinancing, (viii) charges related to legal matters, including interest, net, (ix) asset impairment charges, (x) regulatory approval milestones, (xi) change in fair value of contingent consideration, (xii) insurance recoveries for property losses and associated expenses, (xiii) increase in tax receivable agreement liability, (xiv) system implementation expenses, (xv) other and (xvi) net income attributable to non-controlling interests not associated with class B common stock, and (B) include non-GAAP provision for income taxes. Non-GAAP adjusted diluted EPS is calculated assuming (i) the weighted average diluted shares outstanding of class A common stock and (ii) as if all class B common stock was converted to class A common stock as of January 1, 2023.
Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company’s operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company’s operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain non-GAAP measures to evaluate management’s performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results and facilitate an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operations and trends while viewing the information through the eyes of management.
These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this Current Report on Form 8-K may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to any measure determined in accordance with GAAP.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02 and Item 7.01, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 7.01	Regulation FD Disclosure
The disclosure in Item 2.02 hereof is incorporated by reference into this item 7.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2024	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)